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                                                                   EXHIBIT 10.14

                                MASTER AGREEMENT

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BETWEEN:    MAAX CANADA INC., MAAX SPAS (ONTARIO) INC., MAAX KSD CORPORATION,
            PEARL BATHS INC., MAAX HYDRO SWIRL MFG CORP., MAAX MIDWEST INC., MAAX SPAS (ARIZONA) INC., CUISINES EXPERT C.E. CABINETS INC., 9022-3751 QUEBEC INC. (BOISERIES IMPERIAL), AKER PLASTICS CO. INC., SANINOVA B.V., corporations duly incorporated under the laws of QUEBEC, respectively having its principal place of business at 640, rue Cameron, Sainte-Marie (Quebec), G6E 1B2, represented herein by MONSIEUR DENIS AUBIN, CHEF DES SERVICES FINANCIERS, duly authorized for the purposes hereof as he hereby does declare.

            (here after collectively "the Seller" acting jointly)

AND: SODEX, A DIVISION OF NATIONAL BANK OF CANADA, duly incorporated under the laws of CANADA, having its principal place of business at 1010, de la Gauchetiere Street West, Montreal, Canada, represented herein by JACQUES MENARD, Customer Services Manager, and ISABELLE NEVEU, International Services Development Manager, duly authorized for the purposes hereof as they hereby do declare,

            (hereinafter called the "Company")

AND: NATEXPORT, A DIVISION OF NATIONAL BANK OF CANADA, duly incorporated under the laws of Canada, having its principal place of business at 1010, de la Gauchetiere Street West, Montreal, Canada, represented herein by JACQUES MENARD, Customer Services Manager, and ISABELLE NEVEU, International Services Development Manager, duly authorized for the purposes hereof as they hereby do declare,

            (hereinafter called the "Company")
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WHEREAS the Seller wishes to sell certain accounts receivable to the Company at a discount;

WHEREAS the company wish to buy, certain accounts receivable from the Seller at a discount.

THE PARTIES HERETO AGREE AS FOLLOWS:

1 The Company may, at its sole discretion, discount, accounts receivable held by the Seller against the Buyer according to the terms and conditions of the letter or financing letters to be concluded between the parties. The Company may revoke a financing letter, at any time, upon written notice to the Seller.

2 For each account receivable which the Company agrees to discount, the Seller undertakes to execute, on its letterhead paper, two copies of a Sale, Assignment and Transfer form with the same form and content as the document shown in Appendix A. The Seller represents that each account receivable is free and clear of any liens, securities and encumbrances.

3 Without limiting the scope of any other provision hereof, the Seller acknowledges that he is responsible for the quality, durability and other characteristics of any goods sold to any Buyer and for any legal and conventional warranty and for any services provided to any Buyer and further acknowledges that the Company is in no way liable in this regard. The Seller agrees to save the Company harmless from any liability towards any person, including any Buyer, with respect to the quality, durability or any other characteristics of the goods and to any legal and conventional warranty and with respect to any services and further agrees to indemnify the Company for any damages, losses, charges, legal fees or expenses or other costs, which could result herefrom, directly or indirectly.

4 The purchased amount for each account receivable shall be equal to the amount of the account receivable minus the total of the following amounts:

      4.1 An amount calculated as follows: the financing rate set out in the financing letter X amount of the account receivable X number of days of term of payment/

                             360 days (for US $) or
                             365 days (for CAN $)

      4.2   The amount of all charges specified in the financing letter.


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5     The "number of days in payment period" indicated hereinabove shall be calculated by adding the number of days specified under the terms of sale and the additional number of days before payment is made according to the Buyer's payment habits.

6 The said additional number of days shall be established by the Company according to the statement of transactions submitted by the Seller. Should the Company consider, at its sole discretion, that the said statement is insufficient for such purpose, it shall establish, at its sole discretion without obtaining the Seller's consent, the said number of days. Notwithstanding the above, the Company may, at any time, at its sole discretion, revise the said additional number of days according to the number of days taken by the Buyer to pay its invoices to the Company.

7 Notwithstanding Section 4 hereof, the Seller shall remain liable to the Company for the total amount of each and every purchased account receivable and agrees to pay the Company the said amount upon request together with any and all accrued interest and interest to be accrued at the post-maturity rate set out in the financing letter calculated from, inclusively, the maturity date to, exclusively, payment by the Seller, under any of the following conditions:

      7.1 The Seller has presented any relevant facts incorrectly to the Company, or has knowingly made any false or fraudulent statement report or claim or any concealment of any material fact relating in any way to the purchased account receivable;

      7.2 The Seller has omitted to remit to the Company one or several relevant documents concerning the purchased account receivable;

      7.3 A dispute exists between the Seller and the Buyer regarding an item in the sales contract;

      7.4 The Seller or the Buyer has failed to obtain all the licenses, approvals or authorizations required at the shipping date of the goods for the proper performance of the sales contract;

      7.5 The Seller or its agent has made an agreement with the Buyer amending the conditions of one of the payments which the Buyer must make to the Company, unless the Company has already approved such agreement in writing;

      7.6 The account receivable is not paid to the Company for a reason which could have been avoided by the Seller or its agent or because of the insolvency of the Seller or its agent;

      7.7 The Company cannot upon demand collect the amount of the discounted account receivable from the Buyer forthwith due to the assignment thereof to a third party;

      7.8 The Seller has a direct or indirect equity interest in the Buyer, or the Buyer has any such equity interest in the Seller; or

      7.9 The Seller has failed to make all reasonable and customary measures to prevent or minimize loss, including any measures, which may be required by the Company or to cooperate with the Company to effect recovery.

8 The Company may amend the list of conditions set out in Article 7 hereof upon written notice to the Seller.

9 This Agreement shall take effect upon the signing hereof by the parties hereto and shall terminate on AUGUST 31, 2005. This Agreement may be renewed for a period of one (1) year at the expiry of the term or of any renewal thereof upon written agreement between the parties. Notwithstanding the foregoing, the Company may terminate this Agreement, at any time, upon written notice to the Seller.

10 Any and all amounts owed by the Company to the Seller following any purchase shall be payable by cheque issued jointly to the Seller, and if applicable, any financial institution to which the Seller has made a general assignment of book debts or a movable hypothec covering claims, as the case may be. For the purposes hereof, the Seller represents and warrants that it has made a general assignment of book debts, or a movable hypothec or a security under the Bank Act covering claims or the goods subject to the discount, as the case may be, to the following financial institution(s) only: NATIONAL BANK OF CANADA. The Seller agrees to advise the Company promptly of any general assignment of book debts, or


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      movable hypothec covering claims, as the case may be, it may make to a financial institution as of the effective date of this Agreement.

11 The Seller hereby irrevocably authorizes the Company to debit any and all amounts owed by the Seller to the Company in respect hereof from any and all bank accounts which the Seller holds or may hold from time to time with the following financial institution(s): NATIONAL BANK OF CANADA OR ANY OTHER FINANCIAL INSTITUTION(S). Any or all employees of such financial institution(s) may debit said amounts from such account upon presentation by the Company of a letter signed by one of its representatives specifying said amounts.

12 The Seller undertakes not to reveal to the Buyer or any other person, any information received from the Company regarding the Buyer, including a refusal to discount, for the benefit of the Seller, accounts receivable deriving from one or several sales to the Buyer. The Seller acknowledges that such information is strictly confidential.

13 The Seller agrees to save the Company harmless from any liability towards the Buyer, or any other person, in the event of non-compliance with
      Section 12 hereof, and further agrees to indemnify the Company for any damages, losses, charges, legal fees or expenses or other costs which would result herefrom, directly or indirectly.

14 The Seller will co-operate fully with the Company to collect any account receivable sold to the Company, which remains unpaid on its maturity date.

15 For purposes of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Agreement, which is to be calculated on any basis other than a full calendar year, is equivalent may be determined by multiplying such rate by a fraction, the numerator of which is the number of days in the calendar year in which the period for which interest at such rate is payable ends and the denominator of which is the number of days comprising such other basis.

16    In this Agreement and in any financing letter:

      16.1 "CANADIAN PRIME RATE" means the annual variable rate of interest announced from time to time by the National Bank of Canada and used to determine the interest rates on Canadian dollar commercial loans granted by the National Bank of Canada in Canada.

      16.2 "US PRIME RATE" means the annual variable rate of interest announced from time to time by the National Bank of Canada and used to determine the interest rates on US dollar commercial loans granted by the National Bank of Canada in Canada.

17 The Company may, at any time, examine and make copies of all letters, communications, accounts or other documents in the possession or control of the Seller, and, in respect thereof, the Seller shall, at the request of the Company:

      17.1 Provide the Company with all information in the possession of the Seller, and

      17.2 Take all reasonable steps to obtain any information or to obtain the sight of any document in the possession of a third party.

      To that effect, the Seller shall, from time to time, during regular business hours as requested by the Company at least five Business Days in advance permit the Company, or its agents or representatives, to visit the offices and properties of the Seller for the purpose of examining such materials described above.

18 If the Seller receives any payment on account of any account receivable purchased by the Company pursuant hereto, the Seller shall hold such payment in trust for the benefit of the Company, and promptly pay it over immediately to the Company.

19 Any and all notices required hereunder or related hereto may be given by either party to the other party at the address which either party may indicate from time to time in writing to the other party.

20 The Seller authorizes the Company to request information regarding his financial status from banks and any other financial institutions where the Seller may have an account.

21 The parties hereto acknowledge that this Agreement, the financing letters and the Sale, Assignment and Transfer forms constitutes a full, complete and faithful representation of the


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      Agreement made between them and they therefore formally waive the right to invoke any and all discussions or negotiations preceding the signature hereof.

22 MAAX CANADA INC., MAAX SPAS (ONTARIO) INC., MAAX KSD CORPORATION, PEARL BATHS INC., MAAX HYDRO SWIRL MFG CORP., MAAX MIDWEST INC., MAAX SPAS (ARIZONA) INC., CUISINES EXPERT C.E. CABINETS INC., 9022-3751 QUEBEC INC. (BOISERIES IMPERIAL), AKER PLASTICS CO. INC., SANINOVA B.V. may each use this Master Agreement to submit accounts receivable to the Company for factoring. Notwithstanding, their obligations are joint and solidary. Furthermore it is understood that the authorization to debit any banking account as per clause 11 hereabove shall cover all amounts owing under these solidary obligations.

23 This Agreement shall be governed by the laws of the province of Quebec, and the laws of Canada applicable therein, and the courts of the province of Quebec shall have exclusive jurisdiction in ruling on any case related hereto.

24 The parties hereto have requested that this Agreement, any financing letter and any documents related thereto be drafted in the English language. Les parties aux presentes ont requis que cette Convention, toute lettre de financement et autres documents soient rediges en langue anglaise.


Executed at Ste-Marie             , this    29 juin               , 20   04  .
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MAAX CANADA INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

MAAX SPAS (ONTARIO) INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

MAAX KSD CORPORATION

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

PEARL BATHS INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

MAAX HYDRO SWIRL MFG CORP.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

MAAX MIDWEST INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----


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MAAX SPAS (ARIZONA) INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a /s/ Benoit Boutet           , ce                           20      .
        ----------------------------     -------------------------    -----

CUISINES EXPERT C.E. CABINET INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a Montreal, ce                           20      .
                     -------------------------    -----

9022-3751 QUEBEC INC. (BOISERIES IMPERIAL)

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

AKER PLASTICS CO INC.

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement              Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

SANINOVA B.V

Par: /s/ Benoit Boutet                     Par:
     ----------------------------------         --------------------------------
     Signature autorisee seulement            Signature autorisee seulement

Signe a                             , ce                           20      .
        ----------------------------     -------------------------    -----

Signe a Montreal, ce 22 juin 2004

SODEX, UNE DIVISION DE BANQUE NATIONALE DU CANADA


Par: /s/ Jacques Menard                    Par: /s/ Isabelle Neveu
     ----------------------------------         --------------------------------
     Jacques Menard                             Isabelle Neveu

Signe a Montreal, ce 22 juin 2004

NATEXPORT, UNE DIVISION DE BANQUE NATIONALE DU CANADA


Par: /s/ Jacques Menard                    Par: /s/ Isabelle Neveu
     ----------------------------------         --------------------------------
     Jacques Menard                             Isabelle Neveu


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